Schedule of Investments PIMCO Flexible Emerging Markets Income Fund	March 31, 2026 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 109.0% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 5.0%
Oi SA TBD% due 12/30/2050 «~		$714	$8
Panama Government International Bonds 3.886% (EUR006M + 1.750%) due 03/05/2027 «~	EUR	500	578
Republic of Kenya Government International Bonds 9.186% (JY0003M + 5.400%) due 04/05/2028 «~		$333	330
Republic of Senegal Ministry of Finance & Budget 7.944% (EUR006M + 5.800%) due 12/22/2028 «~	EUR	525	388
SOCAR Turkey Enerji AS 5.558% (EUR006M + 3.450%) due 08/11/2026 «~		300	348
Transnet SOC Ltd. 10.658% due 03/02/2028 «~	ZAR	2,514	147
Turkiye Government International Bonds 8.315% (EUR006M + 6.210%) due 04/27/2031 «~	EUR	300	362
Turkiye Vakiflar Bankasi TAO 5.150% (EUR003M + 3.000%) due 12/15/2028 «~		300	345
United Republic of Tanzania 9.620% due 04/26/2028 «~		$278	278
VEON Amsterdam BV 7.902% (TSFR3M + 4.250%) due 03/25/2027 «~		200	199

Total Loan Participations and Assignments (Cost $3,379)			2,983

CORPORATE BONDS & NOTES 30.2%
BANKING & FINANCE 11.6%
Africa Finance Corp. 2.875% due 04/28/2028		200	191
Ardshinbank CJSC Via Dilijan Finance BV 6.600% due 01/22/2031		300	296
Azule Energy Finance PLC 8.250% due 01/22/2031		200	202
Banco do Brasil SA 8.500% due 07/29/2026	MXN	3,000	169
Banque Ouest Africaine de Developpement 6.250% due 10/14/2040	EUR	200	219
BOI Finance BV 7.500% due 02/16/2027		750	884
CIMA Finance DAC 2.950% due 09/05/2029		$253	237
Credicorp Capital Sociedad Titulizadora SA
9.700% due 03/05/2045	PEN	1,000	306
10.100% due 12/15/2043		1,900	592
DAE Sukuk Difc Ltd. 4.500% due 10/16/2030 (k)		$300	287
Gaci First Investment Co. 5.375% due 01/29/2054		300	262
GSG Bidco Ltd. 4.700% due 06/15/2031	EUR	150	172
ICBC Standard Bank PLC
20.000% due 09/18/2029 «	UZS	3,652,000	299
20.000% due 12/13/2029 «		2,529,000	207
IIFL Finance Ltd. 8.750% due 07/24/2028		$200	203
Interoceanica V Finance Ltd. 0.000% due 05/15/2030 (d)		190	164
Muthoot Finance Ltd. 6.375% due 04/23/2029		400	398
Panama Infrastructure Receivable Purchaser PLC 0.000% due 04/05/2032 (d)		1,000	783
Peru Payroll Deduction Finance Ltd. 0.000% due 11/01/2029 (d)		326	292
Uzbek Industrial & Construction Bank ATB
8.950% due 07/24/2029		200	212
VB DPR Finance Co. 6.833% due 03/15/2035 «(j)		$300	303

			6,897

INDUSTRIALS 12.9%
Beignet Investor LLC 6.581% due 05/30/2049 (k)		560	576

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

Czechoslovak Group AS 5.250% due 01/10/2031	EUR	100	119
Ecopetrol SA 5.875% due 05/28/2045		$1,200	884
Fortune Star BVI Ltd. 3.950% due 10/02/2026	EUR	400	459
IRB Infrastructure Developers Ltd. 7.110% due 03/11/2032		$200	201
Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(b)		40	13
6.000% due 11/15/2026 ^(b)		45	16
9.750% due 05/17/2035 ^(b)		690	288
Petroleos del Peru SA
4.750% due 06/19/2032		300	238
5.625% due 06/19/2047		400	282
Petroleos Mexicanos
6.375% due 01/23/2045		900	710
6.950% due 01/28/2060 (k)		1,200	947
Sasol Financing USA LLC 8.750% due 04/10/2033 (a)		200	200
Saudi Arabian Oil Co. 6.375% due 06/02/2055 (k)		500	498
Sonangol Finance Ltd. 10.000% due 01/29/2031		200	199
Turkcell Iletisim Hizmetleri AS 7.450% due 01/24/2030		200	203
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		175	173
Uzbekneftegaz JSC 4.750% due 11/16/2028		300	287
Vale SA 0.000% due 12/29/2049 ~(h)	BRL	14,500	1,227
Vedanta Resources Finance II PLC 9.125% due 10/15/2032		$200	201

			7,721

UTILITIES 5.7%
Chile Electricity Lux MPC II SARL 5.672% due 10/20/2035		485	491
Eskom Holdings 6.350% due 08/10/2028		200	201
LLPL Capital Pte. Ltd. 6.875% due 02/04/2039		1,011	1,028
Mong Duong Finance Holdings BV 5.125% due 05/07/2029		492	485
Peru LNG SRL 5.375% due 03/22/2030		133	129
Poinsettia Finance Ltd. SARL 6.625% due 06/17/2031 (k)		634	620
Tierra Mojada Luxembourg II SARL 5.750% due 12/01/2040 (k)		476	453

			3,407

Total Corporate Bonds & Notes (Cost $17,433)			18,025

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds
1.750% due 08/15/2041		100	67
4.875% due 08/15/2045 (n)		30	30
U.S. Treasury Notes
4.250% due 08/15/2035 (n)		40	40

Total U.S. Treasury Obligations (Cost $144)			137

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Stratton BTL Mortgage Funding PLC 4.474% due 01/20/2054 •	GBP	26	34

Total Non-Agency Mortgage-Backed Securities (Cost $34)			34

ASSET-BACKED SECURITIES 0.4%
OTHER ABS 0.4%
IFC Emerging Markets Securitization Ltd. 4.971% due 12/31/2035 •		$220	220

Total Asset-Backed Securities (Cost $220)			220

SOVEREIGN ISSUES 65.0%
Abu Dhabi Government International Bonds 3.125% due 05/03/2026		200	200
Angola Government International Bonds
8.750% due 04/14/2032		200	194

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

9.375% due 03/31/2033		200	198
9.875% due 03/31/2037		200	198
Argentina Republic Government International Bonds
0.750% due 07/09/2030 þ(k)		288	242
3.500% due 07/09/2041 þ(k)		600	403
4.125% due 07/09/2035 þ(k)		800	580
5.000% due 01/09/2038 þ(k)		400	302
Bahrain Government International Bonds 7.100% due 02/03/2038		200	188
Bank Gospodarstwa Krajowego 6.250% due 07/09/2054		200	198
Benin Government International Bonds 4.950% due 01/22/2035	EUR	300	304
Bogota Distrito Capital 13.140% due 11/05/2035	COP	1,102,000	296
Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	640,000	674
5.000% due 10/01/2028		155,000	167
5.800% due 10/01/2029		440,000	484
CBB International Sukuk Programme Co. WLL 6.124% due 09/03/2034		$200	191
Colombia Government International Bonds
3.000% due 01/30/2030		200	180
4.500% due 11/26/2030	EUR	100	112
5.625% due 02/26/2044 (k)		$300	238
5.750% due 11/26/2034	EUR	100	109
6.125% due 01/21/2031		$200	197
6.500% due 01/21/2033		200	196
6.500% due 11/26/2038	EUR	100	110
7.500% due 02/02/2034		$200	205
Colombia TES
2.250% due 04/18/2029 (g)	COP	202,635	48
6.500% due 01/22/2031 (g)		335,969	88
11.000% due 08/22/2029		8,902,500	2,245
11.750% due 01/24/2035		6,505,000	1,613
12.750% due 11/28/2040		6,894,100	1,827
13.250% due 02/09/2033		5,967,700	1,600
Costa Rica Government International Bonds
5.500% due 11/21/2030	EUR	500	592
6.001% due 01/16/2036		500	596
Development Bank of Kazakhstan JSC
10.950% due 05/06/2026	KZT	128,000	266
18.400% due 10/16/2028		281,000	604
Dominican Republic International Bonds
5.875% due 10/28/2035		$200	190
10.500% due 03/15/2037 (k)	DOP	198,200	3,403
11.250% due 09/15/2035		17,100	305
Eagle Funding Luxco SARL 5.500% due 08/17/2030		$800	805
Egypt Government Bonds
19.698% due 10/14/2030	EGP	26,000	468
21.954% due 03/04/2028		46,200	828
Finance Department Government of Sharjah 4.000% due 07/28/2050		$600	375
Guatemala Government Bonds 6.875% due 08/15/2055		200	209
Hazine Mustesarligi Varlik Kiralama AS 6.750% due 09/01/2030		200	200
Ivory Coast Government International Bonds
5.875% due 10/17/2031 (k)	EUR	200	226
6.625% due 03/22/2048 (k)		900	898
7.625% due 01/30/2033		$200	204
8.075% due 04/01/2036		200	204
Jordan Government International Bonds 7.375% due 10/10/2047		300	282
KSA Ijarah Sukuk Ltd. 4.875% due 09/09/2035 (k)		300	293
Kuwait International Government Bonds 4.652% due 10/09/2035 (k)		500	481
Mexico Bonos 8.000% due 04/15/2032	MXN	13,100	698
Mexico Government International Bonds
5.125% due 03/19/2038	EUR	100	112
5.625% due 02/09/2034		$200	196
6.125% due 02/09/2038		200	195
6.750% due 02/09/2056		200	195
Mongolia Government International Bonds
3.500% due 07/07/2027		300	291
5.950% due 03/09/2032		200	197
Nigeria Government International Bonds 8.631% due 01/13/2036		200	209
Pakistan Government International Bonds 7.375% due 04/08/2031		200	185
Panama Government International Bonds
4.500% due 05/15/2047 (k)		400	316
5.227% due 02/23/2034		200	193

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

5.662% due 02/23/2038		300	289
Paraguay Government International Bonds
8.500% due 03/04/2035	PYG	2,970,000	454
8.500% due 04/04/2038		2,041,000	309
Peru Government Bonds
5.400% due 08/12/2034	PEN	400	109
6.150% due 08/12/2032		1,100	331
6.850% due 08/12/2035		2,900	851
7.300% due 08/12/2033		1,800	567
Peru Government International Bonds
6.900% due 08/12/2037		200	57
6.950% due 08/12/2031		480	150
Provincia de Buenos Aires/Government Bonds 6.625% due 09/01/2037 þ		$178	135
Republic of Angola Via Avenir Issuer II Ireland DAC 6.927% due 02/19/2027		200	196
Republic of Cameroon International Bonds 5.950% due 07/07/2032 (k)	EUR	500	498
Republic of Ghana Government Bonds
8.650% due 02/13/2029	GHS	479	41
8.800% due 02/12/2030		2,000	162
8.950% due 02/11/2031		1,834	144
9.100% due 02/10/2032		280	22
Republic of Kenya Government International Bonds
7.875% due 10/09/2033		$200	186
8.800% due 10/09/2038		200	184
9.500% due 03/05/2036		200	196
Republic of South Africa Government Bonds
8.250% due 03/31/2032	ZAR	3,300	190
8.875% due 02/28/2035		21,400	1,243
Republic of Srpska International Government Bonds 6.250% due 04/02/2031 (a)	EUR	100	116
Romania Government International Bonds
2.000% due 04/14/2033 (k)		700	636
4.000% due 02/14/2051 (k)		$400	259
5.250% due 05/30/2032 (k)	EUR	100	114
5.375% due 06/07/2033 (k)		200	225
5.625% due 05/30/2037 (k)		100	109
6.375% due 09/18/2033 (k)		200	238
6.500% due 10/07/2045 (k)		950	1,050
Senegal Government International Bonds 6.750% due 03/13/2048		$200	102
Serbia International Bonds 2.050% due 09/23/2036	EUR	200	175
Sri Lanka Government International Bonds
3.600% due 06/15/2035 þ		$55	42
3.600% due 05/15/2036 þ		38	34
3.600% due 02/15/2038 þ		76	67
Ukraine Government International Bonds
0.000% due 02/01/2030 þ(f)		250	147
0.000% due 02/01/2034 þ(f)		366	157
0.000% due 02/01/2035 þ(f)(k)		250	116
0.000% due 02/01/2036 þ(f)(k)		250	116
Venezuela Government International Bonds
7.000% due 03/31/2038 ^(b)		5	2
9.250% due 09/15/2027 ^(b)		745	358
9.250% due 05/07/2028 ^(b)		85	39
11.950% due 08/05/2031 ^(b)		30	15
12.750% due 08/23/2032 ^(b)		800	406
Zambia Government International Bonds 0.500% due 12/31/2053		150	99

Total Sovereign Issues (Cost $37,394)			38,739

		SHARES
SHORT-TERM INSTRUMENTS 8.1%
MUTUAL FUNDS 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.720% (i)		872,062	872

		PRINCIPAL AMOUNT (000s)
EGYPT TREASURY BILLS 0.0%
24.060% due 10/20/2026 (d)(e)	EGP	400	6

NIGERIA TREASURY BILLS 5.6%
26.431% due 06/11/2026 - 01/28/2027 (c)(d)	NGN	5,078,078	3,362

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

U.S. TREASURY BILLS 1.0%
3.680% due 05/19/2026 - 06/30/2026 (c)(d)(n)	$609	604

Total Short-Term Instruments (Cost $4,652)		4,844

Total Investments in Securities (Cost $63,256)		64,982

	SHARES
INVESTMENTS IN AFFILIATES 10.0%
SHORT-TERM INSTRUMENTS 10.0%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.0%
PIMCO Short-Term Floating NAV Portfolio III	612,297	5,963

Total Short-Term Instruments (Cost $5,964)		5,963

Total Investments in Affiliates (Cost $5,964)		5,963

Total Investments 119.0% (Cost $69,220)		$70,945
Financial Derivative Instruments (l)(m) (1.0)%(Cost or Premiums, net $(823))		(605)
Other Assets and Liabilities, net (18.0)%		(10,736)

Net Assets 100.0%		$59,604

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^		Security is in default.
«		Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ		Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)		When-issued security.
(b)		Security is not accruing income as of the date of this report.
(c)		Coupon represents a weighted average yield to maturity.
(d)		Zero coupon security.
(e)		Coupon represents a yield to maturity.
(f)		Security becomes interest bearing at a future date.
(g)		Principal amount of security is adjusted for inflation.
(h)		Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)		Coupon represents a 7-Day Yield.
(j)		RESTRICTED SECURITIES:
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

VB DPR Finance Co.	6.833%	03/15/2035	01/31/2025	$300	$303	0.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

MBC	2.050%	06/11/2025	TBD(2)	EUR	(205)	$(241)
	2.200	02/05/2026	TBD(2)		(991)	(1,150)
	3.950	12/23/2025	TBD(2)		$(463)	(468)
MEI	3.950	12/23/2025	TBD(2)		(488)	(493)
MYI	2.000	01/26/2026	TBD(2)	EUR	(197)	(228)
	2.050	06/11/2025	TBD(2)		(258)	(303)
	2.050	02/05/2026	TBD(2)		(199)	(231)
	2.150	01/23/2026	TBD(2)		(721)	(836)
	2.250	12/23/2025	TBD(2)		(405)	(472)
	3.950	12/23/2025	TBD(2)		$(825)	(834)
	4.000	12/23/2025	TBD(2)		(213)	(216)
	4.150	12/23/2025	TBD(2)		(1,293)	(1,307)
	4.250	12/23/2025	TBD(2)		(230)	(232)
SCX	2.100	06/11/2025	TBD(2)	EUR	(440)	(517)
	4.100	02/10/2026	TBD(2)		$(3,012)	(3,030)
SOG	3.990	03/10/2026	TBD(2)		(839)	(841)
	4.030	12/23/2025	TBD(2)		(278)	(282)
	4.090	01/08/2026	04/08/2026		(438)	(442)
TDM	3.970	12/12/2025	TBD(2)		(589)	(596)

Total Reverse Repurchase Agreements						$(12,719)

(k)		Securities with an aggregate market value of $214,984 have been pledged as collateral under the terms of master agreements as of March 31, 2026.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2026 was $(9,695) at a weighted average interest rate of 3.858%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)		Open maturity reverse repurchase agreement.
(l)		FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2026	3	$341	$(3)	$1	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2026	2	233	(7)	0	0

$(10)	$1	$0

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Euro-Bobl June Futures	06/2026	1	$(133)	$2	$0	$(1)
Euro-Bund June Futures	06/2026	3	(435)	11	0	(3)
U.S. Treasury 5-Year Note June Futures	06/2026	7	(757)	11	0	(1)

$24	$0	$(5)

Total Futures Contracts	$14	$1	$(5)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CREDIT INDEXES - BUY PROTECTION(1)
Variation Margin
Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Asset	Liability

CDX.EM-44 5-Year Index	(1.000)%	Quarterly	12/20/2030	$700	$12	$1	$13	$0	$(3)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(4)	1-Day THB-THOR Compounded-OIS	1.500%	Quarterly	09/16/2031	THB	41,650	$14	$6	$20	$0	$(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2029	$100	(2)	0	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	03/19/2030	5,200	(257)	144	(113)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2030	400	5	(3)	2	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2030	18,100	298	(189)	109	19	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031	900	3	(8)	(5)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031	6,300	(103)	84	(19)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2032	4,000	(53)	(71)	(124)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2034	200	(9)	0	(9)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2035	3,000	(242)	110	(132)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2035	2,300	(11)	(9)	(20)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035	2,100	(6)	(13)	(19)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/18/2036	1,400	25	(10)	15	1	0
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/17/2036	1,880	33	(11)	22	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2045	400	(20)	(3)	(23)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.086	Annual	01/13/2055	1,800	14	(31)	(17)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2055	1,800	(243)	(29)	(272)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	09/17/2055	2,100	(217)	(20)	(237)	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2055	4,100	214	65	279	15	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/18/2056		900	(23)	1	(22)	0	(3)
Receive	1-Year BRL-CDI	12.716	Maturity	01/02/2029	BRL	8,900	9	28	37	0	(10)
Pay	1-Year BRL-CDI	13.030	Maturity	01/02/2029		25,400	0	(91)	(91)	30	0
Pay	1-Year BRL-CDI	13.056	Maturity	01/02/2029		2,900	0	(10)	(10)	3	0
Receive	1-Year BRL-CDI	13.245	Maturity	01/02/2029		8,100	(9)	25	16	0	(9)
Receive	1-Year BRL-CDI	13.340	Maturity	01/02/2029		5,300	0	6	6	0	(6)
Receive	1-Year BRL-CDI	13.435	Maturity	01/02/2029		2,300	0	2	2	0	(3)
Pay	1-Year BRL-CDI	12.910	Maturity	01/02/2031		12,400	0	(52)	(52)	17	0
Receive	1-Year BRL-CDI	13.156	Maturity	01/02/2031		2,400	0	6	6	0	(3)
Pay	1-Year BRL-CDI	13.245	Maturity	01/02/2031		900	0	(2)	(2)	1	0
Pay	1-Year BRL-CDI	13.255	Maturity	01/02/2031		900	0	(2)	(2)	1	0
Receive	1-Year BRL-CDI	13.296	Maturity	01/02/2031		16,300	0	29	29	0	(22)
Pay	1-Year BRL-CDI	13.564	Maturity	01/02/2031		3,900	0	(2)	(2)	5	0
Pay	1-Year BRL-CDI	13.605	Maturity	01/02/2031		1,700	0	0	0	2	0
Pay	1-Year BRL-CDI	13.698	Maturity	01/02/2031		2,000	0	0	0	3	0
Pay	1-Year BRL-CDI	13.235	Maturity	01/02/2035		9,500	0	(22)	(22)	14	0
Receive	3-Month COP-IBR Compounded-OIS	12.330	Quarterly	03/18/2028	COP	3,930,000	0	(5)	(5)	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	12.170	Quarterly	03/18/2029		2,761,000	0	(5)	(5)	0	0
Receive	3-Month COP-IBR Compounded-OIS	8.933	Quarterly	08/22/2029		2,423,000	0	54	54	0	0
Receive(4)	3-Month COP-IBR Compounded-OIS	11.700	Quarterly	06/17/2031		1,860,000	0	(4)	(4)	0	(2)
Receive(4)	3-Month COP-IBR Compounded-OIS	11.720	Quarterly	06/17/2031		1,763,000	0	(4)	(4)	0	(2)
Receive(4)	3-Month COP-IBR Compounded-OIS	11.730	Quarterly	06/17/2031		1,799,000	0	(4)	(4)	0	(2)
Pay	3-Month ILS-TELBOR	4.135	Annual	12/05/2035	ILS	400	7	(6)	1	0	0
Receive	3-Month ILS-TELBOR	3.699	Annual	03/10/2036		300	0	2	2	0	0
Receive	3-Month ILS-TELBOR	3.955	Annual	03/17/2036		800	0	1	1	0	(1)
Receive	3-Month PLN-WIBOR	4.195	Annual	09/29/2030	PLN	400	0	(1)	(1)	0	0
Pay	3-Month PLN-WIBOR	5.155	Annual	10/25/2034		700	11	(5)	6	0	0
Pay	3-Month PLN-WIBOR	4.393	Annual	10/16/2035		500	0	(5)	(5)	0	0
Pay	3-Month PLN-WIBOR	4.356	Annual	10/17/2035		500	0	(5)	(5)	0	0
Pay	3-Month PLN-WIBOR	4.353	Annual	10/23/2035		400	0	(4)	(4)	0	0
Receive	3-Month PLN-WIBOR	4.434	Annual	11/03/2035		300	0	2	2	0	0
Pay	3-Month PLN-WIBOR	4.355	Annual	11/04/2035		700	0	(7)	(7)	0	(1)
Receive	3-Month PLN-WIBOR	4.535	Annual	11/07/2035		1,700	(5)	15	10	2	0
Receive	3-Month PLN-WIBOR	4.430	Annual	11/10/2035		200	0	2	2	0	0
Pay	3-Month PLN-WIBOR	4.303	Annual	11/26/2035		400	0	(4)	(4)	0	0
Pay	3-Month PLN-WIBOR	4.235	Annual	11/27/2035		400	0	(5)	(5)	0	0
Receive	3-Month PLN-WIBOR	4.340	Annual	12/12/2035		700	0	7	7	1	0
Receive	3-Month PLN-WIBOR	4.445	Annual	12/22/2035		700	(2)	8	6	1	0
Receive	3-Month PLN-WIBOR	4.385	Annual	02/06/2036		500	(1)	6	5	1	0
Receive	3-Month PLN-WIBOR	4.450	Annual	02/24/2036		500	(1)	5	4	1	0
Receive	3-Month PLN-WIBOR	4.275	Annual	03/02/2036		4,400	(12)	64	52	5	0
Receive	3-Month PLN-WIBOR	4.348	Annual	03/05/2036		400	0	4	4	0	0
Receive	3-Month PLN-WIBOR	4.370	Annual	03/05/2036		500	0	5	5	1	0
Receive	3-Month PLN-WIBOR	4.463	Annual	03/09/2036		300	0	2	2	0	0
Receive	3-Month PLN-WIBOR	4.685	Annual	03/10/2036		100	0	0	0	0	0
Pay	3-Month PLN-WIBOR	4.845	Annual	04/02/2036		300	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	7.310	Quarterly	09/02/2030	ZAR	4,700	5	(8)	(3)	2	0
Pay	3-Month ZAR-JIBAR	7.310	Quarterly	10/02/2030		1,200	2	(3)	(1)	0	0
Pay	3-Month ZAR-JIBAR	6.860	Quarterly	10/15/2030		1,900	0	(3)	(3)	1	0
Receive	3-Month ZAR-JIBAR	6.910	Quarterly	10/30/2030		600	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	6.770	Quarterly	11/12/2030		4,000	0	(8)	(8)	2	0
Receive	3-Month ZAR-JIBAR	7.080	Quarterly	12/31/2030		19,450	(8)	34	26	0	(8)
Receive	3-Month ZAR-JIBAR	6.885	Quarterly	02/04/2031		4,600	(2)	11	9	0	(2)
Receive	3-Month ZAR-JIBAR	6.715	Quarterly	02/26/2031		4,400	(2)	12	10	0	(2)
Receive	3-Month ZAR-JIBAR	8.020	Quarterly	02/28/2031		24,200	(75)	55	(20)	0	(10)
Receive	3-Month ZAR-JIBAR	6.920	Quarterly	03/06/2031		7,100	0	13	13	0	(3)
Receive	6-Month CLP-CHILIBOR	4.490	Semi-Annual	10/01/2028	CLP	178,000	0	2	2	0	0
Receive	6-Month CLP-CHILIBOR	4.590	Semi-Annual	10/01/2029		399,000	0	6	6	0	0
Receive	6-Month CLP-CHILIBOR	4.676	Semi-Annual	09/01/2030		37,000	0	1	1	0	0
Receive	6-Month CLP-CHILIBOR	4.710	Semi-Annual	09/01/2030		549,000	0	8	8	0	0
Receive(4)	6-Month CLP-CHILIBOR	5.306	Semi-Annual	06/17/2031		715,000	0	(7)	(7)	1	0
Receive	6-Month CLP-CHILIBOR	4.970	Semi-Annual	06/18/2032		983,500	0	8	8	1	0
Pay	6-Month CZK-PRIBOR	3.705	Annual	08/12/2030	CZK	1,080	0	0	0	0	0
Pay	6-Month CZK-PRIBOR	3.777	Annual	10/15/2030		3,210	0	(3)	(3)	0	0
Pay	6-Month CZK-PRIBOR	4.018	Annual	11/25/2030		7,000	0	(4)	(4)	1	0
Pay	6-Month CZK-PRIBOR	3.963	Annual	11/27/2030		4,500	0	(3)	(3)	0	0
Pay	6-Month CZK-PRIBOR	3.980	Annual	12/04/2030		4,250	(1)	(2)	(3)	0	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

Receive	6-Month CZK-PRIBOR	4.040	Annual	02/06/2031		32,400	22	(2)	20	0	(3)
Pay	6-Month CZK-PRIBOR	3.670	Annual	02/09/2031		10,500	1	(16)	(15)	1	0
Receive	6-Month CZK-PRIBOR	3.920	Annual	02/09/2031		4,200	0	4	4	0	0
Receive	6-Month CZK-PRIBOR	3.845	Annual	03/05/2031		2,000	0	2	2	0	0
Pay	6-Month CZK-PRIBOR	3.850	Annual	03/03/2036		3,200	0	(8)	(8)	0	0
Receive	6-Month CZK-PRIBOR	4.395	Annual	03/10/2036		1,100	0	1	1	0	0
Receive(4)	6-Month EUR-EURIBOR	2.750	Annual	09/16/2036	EUR	2,420	51	37	88	0	(21)
Receive(4)	6-Month EUR-EURIBOR	3.000	Annual	09/16/2056		1,020	20	6	26	0	(11)
Receive	6-Month HUF-BBR	6.319	Annual	11/03/2030	HUF	63,700	0	7	7	0	(1)
Receive	6-Month HUF-BBR	6.350	Annual	11/14/2030		48,000	0	5	5	0	(1)
Pay	6-Month HUF-BBR	6.195	Annual	12/08/2030		97,200	(3)	(9)	(12)	2	0
Receive	6-Month HUF-BBR	6.110	Annual	12/30/2030		62,000	(2)	10	8	0	(1)
Receive	28-Day MXN-TIIE	7.230	Lunar	03/14/2029	MXN	5,100	0	5	5	0	(1)
Receive	28-Day MXN-TIIE	7.375	Lunar	11/21/2030		8,500	4	9	13	0	(2)
Pay	28-Day MXN-TIIE	7.700	Lunar	12/24/2030		5,050	0	(4)	(4)	1	0
Receive	28-Day MXN-TIIE	7.555	Lunar	01/24/2031		2,900	0	4	4	0	(1)
Pay	28-Day MXN-TIIE	7.350	Lunar	01/31/2031		5,100	(2)	(7)	(9)	1	0
Receive	28-Day MXN-TIIE	7.681	Lunar	03/05/2031		24,100	0	23	23	0	(6)
Receive	28-Day MXN-TIIE	7.545	Lunar	03/12/2031		1,700	0	2	2	0	0
Pay(4)	28-Day MXN-TIIE	8.170	Lunar	03/26/2031		10,300	0	1	1	3	0
Pay(4)	28-Day MXN-TIIE	8.000	Lunar	06/11/2031		6,900	(4)	1	(3)	2	0
Receive(4)	28-Day MXN-TIIE	8.200	Lunar	06/11/2031		10,000	0	0	0	0	(3)
Pay(4)	28-Day MXN-TIIE	8.255	Lunar	06/11/2031		16,800	0	2	2	4	0
Pay(4)	28-Day MXN-TIIE	8.340	Lunar	06/11/2031		4,600	0	1	1	1	0
Pay(4)	28-Day MXN-TIIE	8.500	Lunar	06/04/2036		1,900	0	0	0	0	0
Pay(4)	6-Month CLP-CHILIBOR	5.190	Semi-Annual	06/17/2031	CLP	95,000	0	0	0	0	0
Pay(4)	6-Month CLP-CHILIBOR	5.250	Semi-Annual	06/17/2031		33,100	0	0	0	0	0

							$(577)	$225	$(352)	$164	$(176)

Total Swap Agreements							$(565)	$226	$(339)	$164	$(179)

Cash of $1,502 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2026.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		04/2026		BRL	3,223		$612		$0		$(10)
		04/2026		COP	100,031		25		0		(2)
		04/2026		DOP	6,847		109		0		(4)
		04/2026		EUR	331		380		0		(2)
		04/2026		INR	111,173		1,184		10		0
		04/2026		PEN	2,863		822		0		(1)
		04/2026		PLN	137		37		0		0
		04/2026		TRY	4,888		106		0		(3)
		04/2026			$618		BRL	3,223	4		0
		04/2026			67		DOP	4,074	0		0
		04/2026			654		EUR	564	0		(2)
		04/2026			1,184		INR	111,372	1		0
		04/2026			70		PLN	257	0		0
		04/2026			373		THB	12,078	0		(6)
		05/2026		DOP	4,802		$74		0		(5)
		05/2026			$381		EUR	331	2		0
		06/2026		ILS	14		$5		0		0
		06/2026		MXN	12,774		702		0		(7)
		06/2026			$305		COP	1,158,558	5		0
		06/2026			791		MXN	14,156	0		(6)
		06/2026			819		PEN	2,863	1		0
		07/2026		PEN	944		$279		10		0
		08/2026		ZAR	9,678		556		0		(10)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

	09/2026	COP	219,705		56	0	(2)
BPS	04/2026	BRL	5,060		949	0	(27)
	04/2026	CLP	172,082		192	6	0
	04/2026	ILS	11		4	0	0
	04/2026	INR	165,272		1,758	7	(3)
	04/2026	THB	19,721		610	11	0
	04/2026		$970	BRL	5,060	7	0
	04/2026		188	CLP	172,082	0	(3)
	04/2026		3	ILS	8	0	0
	04/2026		24	PLN	91	0	0
	04/2026	ZAR	4,167		$246	0	0
	05/2026	ILS	8		3	0	0
	05/2026		$509	INR	48,225	3	0
	05/2026		192	KWD	59	0	(3)
	06/2026	CLP	172,082		$188	3	0
	06/2026	MXN	19,599		1,092	12	(7)
	06/2026		$172	BRL	913	2	0
	06/2026		1,005	IDR	16,919,919	0	(11)
	07/2026		169	BRL	906	3	0
	08/2026		1,221	INR	116,206	0	(5)
	05/2030	KWD	261		$900	41	0
	08/2030		288		971	24	0
	01/2031		154		518	11	0
BRC	04/2026	GBP	28		38	1	0
	04/2026	TRY	78,755		1,715	0	(23)
	04/2026		$599	THB	19,484	0	(7)
	04/2026		4,076	TRY	182,613	22	0
	04/2026	ZAR	1,888		$115	4	0
	05/2026	TRY	38,607		828	0	(6)
	05/2026		$86	COP	316,959	0	0
	05/2026		12	TRY	536	0	0
	06/2026	IDR	7,770,686		$459	2	0
	08/2026	COP	323,653		86	0	0
BSH	04/2026	BRL	2,751		527	0	(4)
	04/2026	GBP	405		539	3	0
	04/2026	PLN	159		44	1	0
	04/2026		$526	BRL	2,751	6	0
	04/2026		32	COP	120,809	1	0
	05/2026	PEN	1,588		$466	10	0
	05/2026		$539	GBP	405	0	(3)
	05/2026		51	PEN	174	0	(2)
	06/2026	PEN	505		$150	5	0
	06/2026		$265	PEN	894	0	(9)
	12/2026		160		541	0	(6)
CBK	04/2026	BRL	1,616		$304	0	(8)
	04/2026	COP	15,476,574		4,070	0	(141)
	04/2026	EUR	139		161	1	0
	04/2026	GBP	359		476	1	0
	04/2026	INR	119,979		1,294	18	0
	04/2026	PEN	554		165	6	0
	04/2026		$332	AUD	463	0	(12)
	04/2026		310	BRL	1,616	2	0
	04/2026		920	COP	3,429,351	13	0
	04/2026		706	EUR	608	0	(3)
	04/2026		1,076	GBP	802	0	(14)
	04/2026		2,444	INR	226,642	0	(42)
	04/2026		128	PEN	444	0	(1)
	04/2026		279	UYU	10,944	0	(10)
	04/2026		1,145	VND	30,640,200	17	0
	04/2026		174	ZAR	2,967	1	0
	04/2026	UYU	4,229		$104	0	0
	05/2026	COP	1,027,335		278	1	0
	05/2026		$24	INR	2,253	0	0
	05/2026		14	NGN	21,395	1	0
	05/2026		88	PEN	304	0	(1)
	06/2026	COP	909,803		$242	0	(2)
	06/2026	IDR	9,938,655		591	6	0
	06/2026	ILS	44		14	0	0
	06/2026	MXN	5,404		301	1	0
	06/2026	PEN	4,342		1,258	15	0
	06/2026		$902	COP	3,394,568	7	0
	06/2026		287	PEN	988	0	(4)
	07/2026	COP	4,278,263		$1,121	0	(17)
	07/2026	PEN	3,882		1,127	18	0
	07/2026		$33	COP	123,699	0	0
	07/2026		32	EGP	1,633	0	(4)
	08/2026	INR	114,783		$1,224	23	0
	09/2026	COP	1,136,259		293	0	(5)
	09/2026		$175	COP	680,388	3	0
	10/2026	UGX	309,120		$84	5	0
	10/2026		$45	UGX	173,713	0	0
	10/2026	UZS	248,900		$19	0	(1)
	11/2026	NGN	22,468		14	0	(1)
	01/2027	PEN	1,813		536	23	0
DUB	04/2026	AUD	1,284		889	3	0
	04/2026	CNH	3,123		456	2	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

	04/2026	CZK	1,170		55	0	0
	04/2026	HUF	1,941		6	0	0
	04/2026	ILS	23		7	0	0
	04/2026	KZT	12,881		26	0	0
	04/2026	PLN	35		10	1	0
	04/2026	SGD	24		19	0	0
	04/2026	UGX	398,511		111	6	0
	04/2026		$12	EGP	608	0	(1)
	04/2026		315	PEN	1,095	0	(1)
	04/2026	UZS	1,047,455		$84	0	(2)
	05/2026	NGN	1,165,626		812	0	(12)
	05/2026	THB	8,657		263	0	0
	05/2026		$888	AUD	1,284	0	(3)
	05/2026		36	CNH	249	0	0
	05/2026		19	SGD	24	0	0
	06/2026	COP	626,807		$168	0	0
	06/2026	KZT	189,973		356	0	(33)
	06/2026	PEN	1,098		315	1	0
	06/2026	PKR	4,038		14	0	0
	06/2026	TWD	405		13	0	0
	08/2026		$2	EGP	78	0	0
	09/2026	EGP	3,928		$70	5	0
	09/2026	PKR	14,631		49	0	(2)
	10/2026	UGX	170,375		47	4	0
	10/2026	UZS	1,750,040		136	0	(1)
	11/2026		2,014,905		154	0	(3)
	12/2026		2,855,913		220	0	(2)
GLM	04/2026	BRL	5,428		1,021	0	(26)
	04/2026	ILS	12		4	0	0
	04/2026	INR	113,913		1,237	34	0
	04/2026	MXN	66		4	0	0
	04/2026	PLN	75		20	0	0
	04/2026		$1,020	BRL	5,428	28	0
	04/2026		495	CNH	3,386	0	(3)
	04/2026		27	COP	100,031	0	0
	04/2026		127	DOP	8,198	7	0
	04/2026		4,176	INR	390,238	0	(38)
	04/2026		843	PEN	2,891	0	(13)
	04/2026		12	PLN	43	0	0
	04/2026		188	THB	6,086	0	(3)
	04/2026		422	UYU	16,391	0	(18)
	05/2026	DOP	134,933		$2,091	4	(133)
	05/2026	THB	30,454		925	0	(2)
	05/2026		$14	EGP	734	0	(1)
	06/2026	BRL	0		$0	0	0
	06/2026	COP	394,086		104	0	(2)
	06/2026	DOP	5,155		84	0	0
	06/2026	EGP	2,479		46	3	0
	06/2026	MXN	10,460		587	7	0
	06/2026		$1,021	BRL	5,500	27	0
	06/2026		1,414	MXN	24,662	0	(46)
	07/2026	COP	55,756		$15	0	0
	07/2026	DOP	4,727		77	0	0
	08/2026		24,953		397	0	(9)
	08/2026		$392	DOP	24,539	7	0
	09/2026	DOP	41,044		$686	21	0
	09/2026	INR	337,594		3,567	45	0
JPM	04/2026	CNH	262		38	0	0
	04/2026	CZK	709		33	0	0
	04/2026	HUF	5,705		17	0	0
	04/2026		$153	EUR	130	0	(2)
	04/2026		383	MXN	6,851	0	(1)
	04/2026		7	PLN	27	0	0
	04/2026		173	SGD	218	0	(3)
	04/2026	ZAR	4,414		$264	4	0
	05/2026	AUD	651		446	0	(3)
	05/2026		$38	CNH	262	0	0
	06/2026		305	IDR	5,157,459	0	(2)
	10/2026	UGX	77,385		$21	1	0
	10/2026	UZS	476,089		37	0	0
	11/2026	ZAR	9,573		546	0	(9)
	06/2027	UZS	134,914		10	0	0
MBC	04/2026	EUR	2,398		2,772	7	(7)
	04/2026	KRW	684,815		457	2	0
	04/2026		$607	AUD	855	0	(18)
	04/2026		1,456	COP	5,391,889	11	0
	04/2026		12	EGP	630	0	(1)
	04/2026		1,072	EUR	928	3	(2)
	04/2026		598	GBP	448	0	(5)
	04/2026		1,057	KRW	1,568,250	0	(15)
	04/2026		25	TRY	1,162	0	0
	04/2026		140	UYU	5,458	0	(6)
	04/2026	UYU	6,324		$156	0	0
	05/2026		$5	EGP	275	0	(1)
	05/2026		139	UYU	5,435	0	(5)
	06/2026	COP	1,187,350		$305	0	(13)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

06/2026	IDR	5,118,490	301	0	0
07/2026	COP	5,516,670	1,456	0	(9)
09/2026	EGP	2,424	44	3	0
MYI	04/2026	BRL	913	175	0	(1)
04/2026	MXN	50	3	0	0
04/2026	$173	BRL	913	3	0
04/2026	9	PEN	31	0	0
10/2026	119	AZN	213	4	0
10/2027	237	437	0	0
RBC	04/2026	SGD	194	$152	1	0
SCX	04/2026	COP	3,233,702	844	0	(36)
04/2026	GBP	458	611	5	0
04/2026	PEN	1,090	314	1	0
04/2026	$91	EGP	4,575	0	(8)
04/2026	599	INR	56,347	1	0
04/2026	61	PEN	210	0	(1)
04/2026	104	UGX	396,221	1	0
05/2026	2	EGP	106	0	0
06/2026	CLP	485,896	$548	23	0
06/2026	COP	90,015	24	0	(1)
10/2026	$81	UGX	305,896	0	(3)
SOG	04/2026	EUR	5,691	$6,736	158	0
04/2026	UGX	286,000	80	4	0
04/2026	$269	EGP	13,112	0	(32)
04/2026	7,303	EUR	6,329	12	0
05/2026	CNY	5,267	$762	0	(3)
05/2026	EUR	6,329	7,315	0	(11)
05/2026	$275	EGP	13,719	0	(34)
06/2026	ILS	5	$2	0	0
06/2026	PEN	2,840	843	30	0
07/2026	$61	PEN	206	0	(2)
SSB	04/2026	AUD	34	$24	1	0
04/2026	KRW	900,967	603	4	0
04/2026	$606	BRL	3,161	4	0
08/2026	COP	3,269,016	$857	0	(6)
UAG	04/2026	203,779	54	0	(1)
04/2026	CZK	1,432	68	1	0
04/2026	PLN	92	26	1	0
04/2026	$2,681	COP	9,969,616	31	0
04/2026	18	PLN	67	0	0
05/2026	THB	819	$25	0	0
05/2026	$194	COP	718,525	0	0
06/2026	CLP	603,313	$696	44	0
06/2026	COP	14,872,259	3,927	0	(56)
06/2026	ILS	10	3	0	0
06/2026	MXN	16,284	918	15	0
06/2026	$171	MXN	2,978	0	(6)
08/2026	COP	733,698	$194	0	0

Total Forward Foreign Currency Contracts	$960	$(1,102)

PURCHASED OPTIONS:
FOREIGN CURRENCY OPTIONS
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value

GLM	Put - OTC GBP versus USD	$1.300	06/01/2026	165	$33	$53
MBC	Put - OTC USD versus CNH	CNH	6.900	04/28/2026	2,396	15	15

Total Purchased Options	$48	$68

WRITTEN OPTIONS:
FOREIGN CURRENCY OPTIONS
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

BOA	Call - OTC USD versus TRY	TRY	49.550	04/10/2026	1,164	$(19)	$(1)
MBC	Put - OTC USD versus CNH	CNH	6.800	04/28/2026	4,792	(9)	(4)

$(28)	$(5)

INTEREST RATE SWAPTIONS
Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Receive	6.640%	04/02/2026	4,100	$(2)	$0
Put - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Pay	6.640	04/02/2026	4,100	(2)	(11)
Call - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Receive	6.610	04/28/2026	3,900	(1)	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

Put - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Pay	6.610	04/28/2026	3,900	(1)	(11)
Call - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Receive	6.510	05/26/2026	3,600	(1)	0
Put - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Pay	6.510	05/26/2026	3,600	(1)	(11)
Call - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Receive	4.230	04/13/2026	400	(1)	0
Put - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Pay	4.230	04/13/2026	400	(1)	(5)
Call - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Receive	4.135	05/18/2026	400	(1)	0
Put - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Pay	4.135	05/18/2026	400	(1)	(6)
Call - OTC 10-Year Interest Rate Swap	6-Month CZK-PRIBOR	Receive	3.930	05/20/2026	2,300	(1)	0
Put - OTC 10-Year Interest Rate Swap	6-Month CZK-PRIBOR	Pay	3.930	05/20/2026	2,300	(1)	(5)
Call - OTC 10-Year Interest Rate Swap	6-Month ILS-TELBOR	Receive	3.728	04/13/2026	400	(1)	0
Put - OTC 10-Year Interest Rate Swap	6-Month ILS-TELBOR	Pay	3.728	04/13/2026	400	(1)	(3)
Call - OTC 10-Year Interest Rate Swap	6-Month ILS-TELBOR	Receive	3.690	05/04/2026	400	(1)	0
Put - OTC 10-Year Interest Rate Swap	6-Month ILS-TELBOR	Pay	3.690	05/04/2026	400	(1)	(3)
GST	Call - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Receive	6.673	04/14/2026	3,800	(1)	0
Put - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Pay	6.673	04/14/2026	3,800	(1)	(10)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month MXN-TIIE	Receive	7.600	04/08/2026	4,500	(2)	0
Put - OTC 5-Year Interest Rate Swap	3-Month MXN-TIIE	Pay	7.600	04/08/2026	4,500	(2)	(6)

$(24)	$(71)

Total Written Options	$(52)	$(76)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)
Swap Agreements, at Value(5)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2026(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BRC	Argentine Republic Government International Bonds	5.000%	Quarterly	06/20/2026	2.371%	$100	$(7)	$8	$1	$0
Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	2.754	19	0	0	0	0
CBK	Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	2.754	27	0	0	0	0
Petroleos Mexicanos	1.000	Quarterly	12/20/2026	2.033	100	(1)	0	0	(1)
DUB	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—◆	118	0	1	1	0
Turkiye Government International Bonds	1.000	Quarterly	06/20/2030	2.716	1,100	(94)	24	0	(70)
GST	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2026	2.371	79	0	1	1	0
Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	2.754	74	0	1	1	0
Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	3.980	175	(25)	27	2	0
JPM	Ecuador Government International Bonds	5.000	Quarterly	06/20/2027	2.178	300	10	0	10	0
State Oil Company of Azerbaijan	5.000	Quarterly	06/20/2026	1.376	200	2	0	2	0
MEI	South Africa Government International Bonds	1.000	Quarterly	06/20/2030	1.704	100	(6)	4	0	(2)
Turkiye Government International Bonds	1.000	Quarterly	06/20/2030	2.716	1,100	(113)	43	0	(70)
MYC	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2026	2.371	75	1	0	1	0
Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	3.980	190	(28)	31	3	0

$(261)	$140	$22	$(143)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

TOTAL RETURN SWAPS ON SECURITIES
											Swap Agreements, at Value
Counterparty	Pay/Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MYC	Receive(6)	Sunac Real Estate Group Co., Ltd. «	N/A	0.000%	Maturity	01/30/2033	CNY	4,000	$7	$(322)	$0	$(315)

Total Swap Agreements									$(254)	$(182)	$22	$(458)

(n)

Securities with an aggregate market value of $338 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2026.

◆										Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)										Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2026 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2		Level 3		Fair Value at 03/31/2026

Investments in Securities, at Value
Loan Participations and Assignments						$0	$0			$2,983	$2,983
Corporate Bonds & Notes
Banking & Finance						0	6,088			809	6,897
Industrials						200	7,521			0	7,721
Utilities						0	3,407			0	3,407
U.S. Treasury Obligations						0	137			0	137
Non-Agency Mortgage-Backed Securities						0	34			0	34
Asset-Backed Securities
Other ABS						0	220			0	220
Sovereign Issues						0	38,739			0	38,739
Short-Term Instruments
Mutual Funds						0	872			0	872
Egypt Treasury Bills						0	6			0	6
Nigeria Treasury Bills						0	3,362			0	3,362
U.S. Treasury Bills						0	604			0	604

						$200	$60,990			$3,792	$64,982
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes						$5,963	$0			$0	$5,963

Total Investments						$6,163	$60,990			$3,792	$70,945

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared						0	165			0	165
Over the counter						0	1,049			1	1,050

						$0	$1,214			$1	$1,215
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared						(4)	(180)			0	(184)
Over the counter						0	(1,321)			(315)	(1,636)

						$(4)	$(1,501)			$(315)	$(1,820)

Total Financial Derivative Instruments						$(4)	$(287)			$(314)	$(605)

Totals						$6,159	$60,703			$3,478	$70,340

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2026 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2026:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2026 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$5,602	$0	$(2,772)	$12	$43	$(250)	$348	$0	$2,983	$(211)
Corporate Bonds & Notes
Banking & Finance	1,154	654	(480)	36	(5)	48	0	(598)	809	12

	$6,756	$654	$(3,252)	$48	$38	$(202)	$348	$(598)	$3,792	$(199)
Financial Derivative Instruments- Assets
Over the counter	$2	$0	$(1)	$0	$0	$0	$0	$0	$1	$0

Financial Derivative Instruments- Liabilities
Over the counter	$(253)	$0	$0	$0	$0	$(62)	$0	$0	$(315)	$(62)

Totals	$6,505	$654	$(3,253)	$48	$38	$(264)	$348	$(598)	$3,478	$(261)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2026	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$2,628	Discounted Cash Flow			Discount Rate			4.744 – 48.991	13.804
		8	Other Valuation Techniques(3)			-			-	—
		348	Third Party Vendor			Broker Quote			100.250	—
Corporate Bonds & Notes
Banking & Finance		303	Discounted Cash Flow			Discount Rate			6.601	—
		505	Proxy pricing			Base Price			100.000	—
Financial Derivative Instruments- Assets
Over the counter		1	Indicative Market Quotation			Broker Quote			0.192
Financial Derivative Instruments- Liabilities
Over the counter		(315)	Indicative Market Quotation				Broker Quote		(54.359)

Total		$3,478

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other thanETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Notes to Financial Statements(Cont.)

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers fair value between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements(Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2026, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund.A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable.The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period endedMarch 31, 2026 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,157	$36,006	$(33,200)	$1	$(1)	$5,963	$106	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	MBC	HSBC Bank Plc	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MYC	Morgan Stanley Bank, N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GHS	Ghanaian Cedi	PLN	Polish Zloty
AZN	Azerbaijani Manat	HUF	Hungarian Forint	PYG	Paraguayan Guarani
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CLP	Chilean Peso	ILS	Israeli Shekel	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar
COP	Colombian Peso	KWD	Kuwaiti Dinar	UGX	Ugandan Shilling
CZK	Czech Koruna	KZT	Kazakhstani Tenge	USD (or $)	United States Dollar
DOP	Dominican Peso	MXN	Mexican Peso	UYU	Uruguayan Peso
EGP	Egyptian Pound	NGN	Nigerian Naira	UZS	Uzbekistani Sum
EUR	Euro	PEN	Peruvian New Sol	VND	Vietnamese Dong
GBP	British Pound	PKR	Pakistani Rupee	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
Bobl	Bundesobligation, the German word for federal government bond	IBR	Indicador Bancario de Referencia	THOR	Thai Overnight Baht Repurchase Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	JY0003M	3 Month JPY-LIBOR	TSFR3M	Term SOFR 3-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	WIRON	Warsaw Interbank Offered Rate
EUR006M	6 Month EUR Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined
BBR	Bank Bill Rate	JSC	Joint Stock Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
BRL-CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TELBOR	Tel Aviv Inter-Bank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced